EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline Announces Acquisition by McEwen Mining at a Significant Premium

Hayden, Idaho – April 16, 2024 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) is pleased to announce that it has entered into a definitive agreement and plan of merger (the “Merger Agreement”) with McEwen Mining Inc. (NYSE: MUX; TSX: MUX) (“McEwen”). McEwen has agreed to acquire all of the issued and outstanding shares of the Company not already owned by McEwen (each, a “Timberline Share”) by way of a merger between Timberline and a subsidiary of McEwen (the “Transaction”).

Under the Merger Agreement, Timberline shareholders will receive 0.01 of a share of McEwen’s common stock (each, a “McEwen Share”) for each Timberline Share held (the “Exchange Ratio”), representing a value of US$0.102 per Timberline Share, based on the 20-day volume-weighted average price (VWAP) of McEwen Shares on the NYSE on April 15th, 2024. This represents a 132% premium to the 20-day volume-weighted average price of Timberline Shares on the OTCQB. McEwen currently owns 6,250,000 Timberline Shares representing approximately 3.3% of Timberline’s common shares outstanding and 6,250,000 warrants. The Exchange Ratio represents an undiluted equity transaction value (on a 100% basis) of approximately US$19.4 million.

Patrick Highsmith, Timberline’s President and CEO, commented, “The merger with McEwen Mining, at an attractive premium to Timberline’s current trading price, provides our shareholders with continued exposure to Timberline’s assets as part of a more diverse growth-oriented platform. The combination should also unlock synergies between the Gold Bar mine and our Eureka project.”

Benefits to Timberline Shareholders

•	Premium of 162% based on the last closing price and 132% based on the 20-day VWAP

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Ownership in an Americas-focused gold-silver-copper producer, with 3 operating mines forecast to produce 130,000 to 145,000 gold-equivalent ounces in 2024 on an attributable basis, run by seasoned mining professional Robert McEwen, Chairman and Chief Owner of McEwen

o	McEwen also owns 47.7% of McEwen Copper, which owns a 100% interest in the PEA stage Los Azules project, the world’s 8th largest undeveloped copper project, located in San Juan, Argentina

•	Participation in the potential accelerated development of the Eureka project by consolidation with McEwen’s operating Gold Bar mine located in Eureka County, central Nevada

•	Increased trading liquidity and exposure to institutional investors through McEwen’s NYSE and TSX listings

•	Eliminates the need for continued dilutive financings to fund Timberline’s exploration and corporate expenses

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Transaction Summary

The proposed transaction will be completed by the merger of a wholly-owned subsidiary of McEwen with and into Timberline, with Timberline surviving as a wholly-owned subsidiary of McEwen. The transaction will require the approval of a majority of the Timberline common shares outstanding and entitled to vote at a special meeting of Timberline shareholders. It is also subject to other customary closing conditions. The directors and officers of Timberline, together with two significant shareholders of Timberline, representing approximately 40% of the common shares outstanding have entered into a voting and support agreement pursuant to which they have agreed to vote their shares in favor of the Transaction. It is anticipated that the transaction will close in the third quarter of 2024.

Timberline’s Board of Directors has determined that the proposed transaction is in the best interest of the Company and its shareholders, having taken into account advice from its financial advisor, and has unanimously approved the execution of the Merger Agreement. Timberline’s Board of Directors recommends that its shareholders vote in favor of the Transaction. Cormark Securities Inc. has provided an opinion to Timberline’s Board of Directors that the consideration to be received from McEwen in connection with the Transaction is fair, from a financial point of view, to the Timberline shareholders.

Timberline Bridge Facility

Concurrent with the execution of the Merger Agreement, McEwen and Timberline have entered into an interim financing arrangement whereby McEwen has agreed to loan Timberline up to approximately US$500,000 to fund working capital and corporate costs of Timberline through the anticipated closing of the proposed transaction.

Advisors and Counsel

Cormark Securities Inc. is acting as financial advisor to Timberline, and Davis Graham & Stubbs LLP is acting as Timberline’s legal advisor.

About McEwen Mining

McEwen Mining is a gold and silver producer with operations in Nevada, Canada, Mexico and Argentina. In addition, it owns approximately 47.7% of McEwen Copper which owns the large, advanced stage Los Azules copper project in Argentina. The Company’s goal is to improve the productivity and life of its assets with the objective of increasing its share price and providing a yield. Rob McEwen, Executive Chairman and Chief Owner, has a personal investment in the group of US$220 million and takes an annual salary of US$1.

About Timberline Resources

Timberline Resources Corporation is a Nevada based exploration company with its flagship gold-silver property in the Eureka District. The Eureka property includes the historical Lookout Mountain and Windfall mines in a total property position of approximately 27 square miles (70 square kilometers).

Near the northern end of the Battle Mountain – Eureka Trend, the Company also jointly holds the Paiute Project with Nevada Gold Mines. Timberline also controls the Seven Troughs Project in northern Nevada, which is one of the state's highest-grade former gold producers.

In total, Timberline controls over 43 square miles (111 square kilometers) of mineral rights in Nevada. Detailed maps and technical materials for the Company’s projects may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

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On behalf of the Board of Directors,

“Patrick Highsmith”

President and CEO

Tel: 208-664-4859

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction, McEwen expects to file a registration statement on Form S-4 with the SEC containing a preliminary prospectus of McEwen that also constitutes a preliminary proxy statement of Timberline Resources. After the registration statement is declared effective, Timberline will mail a definitive proxy statement/prospectus to stockholders of Timberline. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that McEwen or Timberline may file with the SEC and send to Timberline’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF MCEWEN AND TIMBERLINE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by McEwen or Timberline through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by McEwen will be available free of charge on McEwen’s website at https://www.mcewenmining.com/investor-relations/reports-and-filings/default.aspx and copies of the documents filed with the SEC by Timberline will be available free of charge on Timberline’s website at https://timberlineresources.co/edgar-filings/.

McEwen and Timberline and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of McEwen is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 15, 2024, and its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on May 1, 2023. Information about the directors and executive officers of Timberline is set forth in its Annual Report on Form 10-K/A for the year ended December 31, 2023, which was filed with the SEC on January 17, 2024. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

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CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between McEwen Mining Inc. (“McEwen”) and Timberline Resources Corporation (“Timberline”), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction and projected synergies, projected future opportunities, and any other statements regarding McEwen’s and Timberline’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “advances,” “commits,” “drives,” “aims,” “forecasts,” “projects,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential,” “ambitions,” “aspires” and similar expressions are intended to identify such forward-looking statements. All such forward-looking statements are based on current expectations of McEwen’s and Timberline’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Timberline stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to McEwen’s or Timberline’s respective businesses; transaction costs; McEwen’s ability to achieve the benefits and projected synergies from the proposed transaction; McEwen’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; the diversion of management time on transaction-related issues; and the effects of industry, market, economic, political or regulatory conditions outside of McEwen’s or Timberline’s control. Additional risks that may affect McEwen’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of McEwen’s Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent filings with the U.S. Securities and Exchange Commission (“SEC”). Additional risks that may affect Timberline’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Timberline’s Annual Report on Form 10-K for the year ended September 30, 2023, and in subsequent filings with the SEC. Other unpredictable or factors not discussed in this news release could also have material adverse effects on forward-looking statements. Neither McEwen nor Timberline assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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